As filed with the U.S. Securities and Exchange Commission on February 19, 2008

Securities Act File No. 33-43446

Investment Company Act File No. 811-06444

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 88
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 88
(Check appropriate box or boxes)

Legg Mason Partners Equity Trust

(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Equity Trust

300 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Burton M. Leibert, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2008 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to Legg Mason Partners International All Cap Opportunity Fund.

PROSPECTUS

February 28, 2008

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

International All Cap

Opportunity Fund

Class A, B, C, FI, R and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners International All Cap Opportunity Fund

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name, effective April 16, 2007. Any information in this Prospectus relating to the fund prior to April 16, 2007 relates to the fund’s predecessor.

Investments, risks and performance

Investment objective

The fund seeks total return on its assets from growth of capital and income.

Principal investment strategies

Key investments

The fund invests primarily in equity securities of foreign companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities. Under normal circumstances, the fund invests at least 80% of the value of its net assets in a diversified portfolio of equity securities and may invest up to 20% of the value of its net assets in bonds, notes and debt securities (including up to 10% of the value of its net assets in below investment grade securities (commonly known as “junk bonds”)).

Selection process

The portfolio managers emphasize individual security selection while diversifying the fund’s investments across regions and countries which may help to reduce risk. While the portfolio managers select investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the portfolio managers’ assessment of overseas potential for long-term growth, the fund’s emphasis among foreign markets (including emerging markets) and types of issuers may vary.

In selecting individual companies for investment, the portfolio managers look for the following:

■	Companies focused on long-term shareholder value creation
■	Companies whose valuation-implied earnings growth is significantly less than their expected growth
■	Experienced and effective management
■	Effective research, product development and marketing
■	Companies that are undervalued relative to history, country, sector and intrinsic value
■	Competitive advantages
■	Strong financial condition or stable or improving credit quality

By spreading the fund’s investments across many international markets, the portfolio managers seek to reduce volatility compared to an investment in a single region. Unlike global mutual funds which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the United States.

In allocating assets among countries and regions, the economic and political factors the portfolio managers evaluate include:

■	Low or decelerating inflation which creates a favorable environment for securities markets
■	Stable governments with policies that encourage economic growth, equity investment and development of securities markets
■	Currency stability
■	The range of individual investment opportunities

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Principal risks of investing in the fund

Investing in foreign securities can bring benefits, but it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

■	Foreign securities prices decline
■	Adverse governmental action or political, economic or market instability affects a foreign country or region
■	The currency in which a security is priced declines in value relative to the U.S. dollar
■	The portfolio managers’ judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect

The fund invests in certain foreign countries where the securities markets are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in emerging markets are substantially greater than the risks of investing in more developed markets.

The fund may invest up to 20% of its assets in debt securities of foreign corporate and governmental issuers as well as U.S. government securities and money market obligations of U.S. issuers. The fund may invest in all types of debt securities of any maturity or credit quality. These securities may be denominated in U.S. dollars or other currencies and may pay fixed or variable rates of interest. The value of debt securities will go down if interest rates go up, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. These risks are greater for debt securities rated below investment grade.

The fund may invest up to 10% of its assets in below investment grade securities, commonly known as “junk bonds.” Below investment grade securities are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of international markets
■	Currently have exposure to U.S. stock markets and wish to diversify your investment portfolio by adding non-U.S. stocks that may not move in tandem with U.S. stocks
■	Are comfortable with the risks of the stock market and the special risks of investing in foreign securities, including emerging market securities

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Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart shows performance of the fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I(1) shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance information shown below includes that of the fund’s predecessor. No performance information is presented for Class FI or Class R shares because no Class FI or Class R shares were offered prior to the date of this Prospectus. The returns of Class FI and Class R shares would differ from those of other classes to the extent that these classes bear different expenses. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarterly returns for periods shown in the bar chart:

Highest: 42.91% in 4th quarter 1999; Lowest: (21.01)% in 3rd quarter 2001.

(1)	As of November 2, 2006, Class Y shares were renamed Class I shares.

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Average Annual Total Returns (for periods ended December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					2/18/86

Return before taxes(1)	(0.53)%	15.63%	3.36%	n/a

Return after taxes on distributions(1)(2)	(5.02)%	13.23%	1.70%	n/a

Return after taxes on distributions and sale of fund shares(1)(2)	(5.05)%	13.29%	2.50%	n/a

Other Classes (Return before taxes only)

Class B	0.99%	15.91%	3.13%	n/a	11/07/94

Class C	4.02%	15.95%	3.10%	n/a	01/04/93

Class I(3)	5.92%	n/a	n/a	5.89%	12/29/06

Comparative Index

MSCI EAFE Index(4)	11.17%	21.59%	8.66%	n/a		(5)

(1)

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

The Morgan Stanley Capital International (“MSCI”) EAFE (Europe, Australasia and Far East) Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index approximates the minimum possible dividend reinvestment. Such dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(5)	The total return of the MSCI EAFE Index since the inception of the Class I shares is 11.17%.

Legg Mason Partners International All Cap Opportunity Fund         5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class FI	Class R	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	5.00%	1.00%	None	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class FI(5)	Class R(5)	Class I(1)
Management fee(3)	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	0.50%	None

Other expenses(4)	0.25%	0.35%	0.37%	0.49%	0.49%	0.34%

Total annual fund operating expenses	1.35%	2.20%	2.22%	1.59%	1.84%	1.19%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their original purchase, you will pay a contingent deferred sales charge of 1.00%.

(3)

The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.85% on assets up to and including $1 billion; 0.825% on assets over $1 billion and up to and including $2 billion; 0.80% on assets over $2 billion and up to and including $5 billion; 0.775% on assets over $5 billion and up to and including $10 billion; and 0.75% on assets over $10 billion.

(4)	The expenses shown for Class A, B, C, FI, R and I shares include a fee for recordkeeping services.

(5)	Other expenses have been estimated for the current fiscal year.

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Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$705	$978	$1,272	$2,107

Class B (redemption at end of period)	$723	$988	$1,279	$2,318	(1)

Class B (no redemption)	$223	$688	$1,179	$2,318	(1)

Class C (redemption at end of period)	$325	$694	$1,189	$2,553

Class C (no redemption)	$225	$694	$1,189	$2,553

Class FI (with or without redemption)	$162	$502	$866	$1,889

Class R (with or without redemption)	$187	$579	$996	$2,158

Class I(2) (with or without redemption at end of period)	$121	$378	$655	$1,445

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners International All Cap Opportunity Fund         7

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

The fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Currency transactions

The fund may enter into transactions to buy or sell currencies at a future date, which may be a few days or a number of months. The fund may enter into these forward currency contracts to:

■	Settle transactions in securities quoted in foreign currencies
■	Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar
■	Manage cash flow
■	“Lock in” the price of securities denominated in a foreign currency that it anticipates purchasing

The fund may not fully benefit from or may lose money on forward currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings.

Emerging markets

The fund may invest in issuers located or doing business in emerging markets. Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private businesses or property are more likely in emerging markets.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the Statement of Additional Information (“SAI”).

Other information

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund and manages the fund’s cash and short-term instruments. As of September 30, 2007, LMPFA’s total assets under management were approximately $190 billion.

Brandywine Global Investment Management, LLC (“Brandywine” or the “subadviser”) provides the day-to-day portfolio management of the fund.

Brandywine is a wholly-owned, independently operated subsidiary of Legg Mason, Inc. (“Legg Mason”) and as of December 31, 2007 manages over $49.2 billion in assets. Brandywine was incorporated in 1986 and was acquired by Legg Mason in 1998. Brandywine offers an array of equity, fixed income and balanced portfolios that invest in U.S., international and global markets. Brandywine changed its name to its current name in May 2006 to better reflect its growing presence in international markets, primarily in Europe, Asia, the Middle East and South Africa. Brandywine’s offices are located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.

LMPFA and Brandywine are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion.

It is expected that, on or about April 1, 2008 and subject to the prior approval of the fund’s Board, a newly-created separate investment management subsidiary under the control of Legg Mason will become the fund’s subadviser (the “ New Subadviser”). The New Subadviser, which is being established as part of an internal reorganization of Legg Mason’s international investment teams, will replace Brandywine as the fund’s subadviser.

The portfolio managers listed below who are currently responsible for the day-to-day management of the fund will be the same immediately after the new subadvisory agreement takes effect. They will have access to the same research and will continue to have other resources necessary to support their investment management functions. In addition, the portfolio managers will continue to apply the same investment philosophy and processes as they currently do in their management of the fund.

If approved by the fund’s Board, the New Subadviser will enter into a new subadvisory agreement with LMPFA. The fund’s investment management fee will remain unchanged.

Portfolio managers

Paul D. Ehrlichman, Sean M. Bogda and Safa R. Muhtaseb, CFA, have managed the fund’s portfolio since December 2006.

Mr. Ehrlichman is Managing Director and a member of Brandywine’s Executive Committee. He serves as the Chief Investment Officer and Portfolio Manager for the Global and International Value Equity products and contributes his knowledge and understanding of foreign markets and companies to support the research efforts for International and Global Fixed Income products. Mr. Ehrlichman has over 22 years of

Legg Mason Partners International All Cap Opportunity Fund         9

investment experience including the last 17 years with Brandywine. He earned a B.S. degree in Finance and Quantitative Analysis from LaSalle University.

Mr. Bogda is a portfolio manager and securities analyst on the Global and International Equity team. As a member of this team, he contributes knowledge and experience in research of investments across countries and sectors, while contributing insights and stock recommendations for equity portfolios managed by Brandywine. As a member of the team, Mr. Bogda is responsible for covering the Energy, Commercial Services, and Consumer Discretionary Media sectors. He has been a member of Brandywine for 13 years, beginning his career at as a Research Assistant in the summer of 1990. Mr. Bogda earned his B.S. in Finance from the University of Colorado, graduating Cum Laude.

Mr. Muhtaseb is a portfolio manager with the Global and International Value Equity Team. As a member of this team, he contributes knowledge and experience in research of investments across countries and sectors, while contributing insights and stock recommendations for equity portfolios managed by Brandywine. He joined the firm in September 2004 and has 21 years of industry experience. He is a Certified Financial Analyst, earned his M.B.A. in Finance from the University of Tennessee and graduated Cum Laude with his B.S. in Business Administration from Old Dominion University. Prior to joining Brandywine Global, Mr. Muhtaseb was with Goldman Sachs Asset Management as a Senior Portfolio Manager for Global and International products (2001-2004).

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended October 31, 2007, the fund paid a management fee of 0.85% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement will be available in the fund’s Semi-Annual Report for the period ending April 30, 2008.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class A, B, C, FI and R shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A and FI shares; up to 1.00% for Class B and Class C shares; and up to 0.50% for Class R shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

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The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then- investment adviser or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”). The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated,

Legg Mason Partners International All Cap Opportunity Fund         11

and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Classes A, B and C shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

■

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

■	Directly from the fund

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Legg Mason Partners International All Cap Opportunity Fund         13

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information about available share classes.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

Investment Minimum Initial/Additional Investment(1)
	Class A	Class B	Class C	Class FI	Class R	Class I (formerly Class Y)
General	$500/$50	$500/$50	$500/$50	n/a	n/a	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a	n/a	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a	n/a	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a	n/a	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None	n/a	None/None

Retirement Plans with omnibus accounts held on the books of the fund	n/a	n/a	None/None	None/None	None/None	None/None

Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a	n/a	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	n/a	n/a	$ 1 Million/None

(1)

Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors and click on the name of the fund.

14         Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class FI	Class R	Class I (formerly Class Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Generally higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Generally higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	■ No initial or contingent deferred sales charge ■ Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than the other classes
Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None	None
Contingent deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 5.00% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain investors	None	None	None
Annual distribution and/or service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	0.25% of average daily net assets	0.50% of average daily net assets	None
Exchange privilege(1)	Class A shares of most Legg Mason Partners funds	Class B shares of most Legg Mason Partners funds	Class C of most Legg Mason Partners funds	Class FI shares of applicable Legg Mason Partners funds	Class R shares of applicable Legg Mason Partners funds	Class I shares of most Legg Mason Partners funds

(1)	Ask your Service Agent about the Legg Mason Partners funds available for exchange.

Legg Mason Partners International All Cap Opportunity Fund         15

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent (except Primerica Financial Services (“PFS”)). For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by PFS from December 1, 2007 through the close of business on May 31, 2008, PFS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Thereafter, PFS will receive the same level of compensation as other Service Agents. Service Agents will also receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of Net amount invested	Broker/Dealer Commission as % of offering price
Less than $25,000	5.75	6.10	5.00

$25,000 but less than $50,000	5.00	5.26	4.25

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	2.75

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)

The distributor may pay a commission of up to 1.00% to a Service Agent for investment amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when

16         Legg Mason Partners Funds

you purchase fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be combined.

If you hold shares of Legg Mason Partners funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■

Letter of Intent – allows you to purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners fund shares that are purchased during the 13-month period by

☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Legg Mason Partners International All Cap Opportunity Fund         17

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor
■	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries
■	Investors investing through certain retirement plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	5%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents, other than PFS, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. For Class B shares sold by PFS, PFS pays a commission of up to 4.00% of the purchase price of the Class B shares sold by its agents and retains the contingent deferred sales charges paid upon certain redemptions. PFS will receive any service and distribution fees paid on all shares held by PFS clients. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

18         Legg Mason Partners Funds

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class FI, Class R and Class I shares

Class FI, R and I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners International All Cap Opportunity Fund         19

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

■	When you exchange shares for shares of another Legg Mason Partners fund
■	On shares representing reinvested distributions and dividends
■	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For retirement plans with omnibus accounts held on the books of the fund
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners funds’ website: http://www.leggmason.com/individualinvestors, and click on the name of the fund.

20         Legg Mason Partners Funds

Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among four classes of shares: Class C, Class R, Class FI and Class I (formerly Class Y) shares.

Class A and Class B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Please see below for additional information.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plans

Other Retirement Plans can generally choose among three classes of shares: Class A, Class B and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to a fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares: Class A, Class FI and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Legg Mason Partners International All Cap Opportunity Fund         21

Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class R

Class R shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class FI

Class FI shares are offered to investors who invest in the fund through certain financial intermediary and retirement plan programs. LMIS may pay Service Agents selling Class FI shares an annual distribution/service fee of up to 0.25% starting immediately after purchase.

Class I

On November 20, 2006, Class Y shares were renamed Class I shares. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to November 20, 2006 will be permitted to make additional investments in Class I shares.

Class A and Class B — Retirement Plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, certain Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible for Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

■	Such Retirement Plan’s record keeper offers only load-waived shares,
■	Fund shares are held on the books of the fund through an omnibus account, and
■	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that purchased shares at net asset value

22         Legg Mason Partners Funds

prior to November 20, 2006, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to each of Class A, Class B, Class C, Class FI, Class R and Class I shares, the fund may pay a fee for recordkeeping services performed for the share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

Legg Mason Partners International All Cap Opportunity Fund         23

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

Effective January 1, 2008, the fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information, for your order to be processed:

■    Class of shares being bought

■   Dollar amount or number of shares being bought

■   Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

■   Investors should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■   Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■   For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■   Amounts transferred must be at least $25

■   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■   If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

24         Legg Mason Partners Funds

Exchanging shares

Generally	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■   If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners funds made available for exchange by your Service Agent. Not all Legg Mason Partners funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■   If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners funds offer all classes

■   Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■   Exchanges of Class A, B, C, FI and R shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■    If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■   The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Sales charges

In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

Legg Mason Partners International All Cap Opportunity Fund         25

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange Inc. (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners funds.

■   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■   A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Service or consult the SAI.

26         Legg Mason Partners Funds

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■   The fund name, the class of shares to be redeemed, and your account number

■   The dollar amount or number of shares to be redeemed

■   Signatures of each owner exactly as the account is registered

■   Signature guarantees, as applicable

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Legg Mason Partners International All Cap Opportunity Fund         27

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the withdrawals commence, up to a maximum of 12% in any one year.

The following conditions apply:

■  Your shares must not be represented by certificates

■  All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

28         Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

Legg Mason Partners International All Cap Opportunity Fund         29

your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Because the fund primarily invests in foreign securities, it may be particularly susceptible to this form of arbitrage.

Because of the potential harm to funds in the Legg Mason Partners Funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason

30         Legg Mason Partners Funds

Partners Funds complex if that shareholder has engaged in a total of four or more “Round Trips” (as defined below) across all Legg Mason Partners Funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular fund in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, Inc., but does not include money market funds in the fund complex.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its fund holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes

Legg Mason Partners International All Cap Opportunity Fund         31

place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

32         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends, if any, annually, and makes capital gain distributions, if any, twice a year, including one typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be from both income and gains. Long-term capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income, potentially taxable as long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund for taxable years beginning before January 1, 2011. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment. A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

If more than 50% of the fund’s total assets at the end of the taxable year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund, which you must then include in your income and with respect to which you may be entitled to claim a credit (or deduction).

Legg Mason Partners International All Cap Opportunity Fund         33

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding at the rate of 28% on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

34         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities of issuers located in emerging markets — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value

Legg Mason Partners International All Cap Opportunity Fund         35

model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

36         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years (or since inception of that class). No financial highlights are provided for Class FI or R shares as the fund commenced the offering of such shares as of the date of this Prospectus. The returns for Class FI and R shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor. As of November 20, 2006, Class Y shares were renamed Class I shares.

For a share of each class of beneficial interest outstanding throughout the year ended October 31:

Class A Shares(1)	2007(2)		2006(2)	2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$14.84		$14.31	$13.15	$11.58	$9.79

Income From Operations:
Net investment income	0.18		0.08	0.07	0.04	0.08
Net realized and unrealized gain	2.38		3.00	2.04	1.62	1.71

Total Income From Operations	2.56		3.08	2.11	1.66	1.79

Less Distributions From:
Net investment income	(0.20)		(0.18)	(0.03)	(0.09)	—
Net realized gains	(1.08)		(2.37)	(0.92)	—	—

Total Distributions	(1.28)		(2.55)	(0.95)	(0.09)	—

Net Asset Value, End of Year	$16.12		$14.84	$14.31	$13.15	$11.58

Total Return(3)	18.44%		24.75%	16.64%	14.40%	18.28%

Net Assets, End of Year (000s)	$146,658		$133,978	$126,778	$124,740	$124,187

Ratios to Average Net Assets:
Gross expenses	1.36	%(4)	1.38%	1.39%	1.36%	1.30%
Net expenses	1.36	(4)(5)	1.36 (5)	1.39	1.31 (5)	1.30
Net investment income	1.20		0.55	0.54	0.33	0.81

Portfolio Turnover Rate	103%		8%	14%	22%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios both would have been 1.35%.

(5)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners International All Cap Opportunity Fund         37

For a share of each class of beneficial interest outstanding throughout the year ended October 31:

Class B Shares(1)	2007(2)		2006(2)	2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$13.70		$13.39	$12.43	$10.97	$9.35

Income (Loss) From Operations:
Net investment income (loss)	0.04		(0.04)	(0.04)	(0.06)	0.00 (3)
Net realized and unrealized gain	2.19		2.79	1.92	1.54	1.62

Total Income From Operations	2.23		2.75	1.88	1.48	1.62

Less Distributions From:
Net investment income	(0.08)		(0.07)	—	(0.02)	—
Net realized gains	(1.08)		(2.37)	(0.92)	—	—

Total Distributions	(1.16)		(2.44)	(0.92)	(0.02)	—

Net Asset Value, End of Year	$14.77		$13.70	$13.39	$12.43	$10.97

Total Return(4)	17.41%		23.72%	15.64%	13.46%	17.33%

Net Assets, End of Year (000s)	$19,665		$21,429	$22,560	$26,168	$36,988

Ratios to Average Net Assets:
Gross expenses	2.22	%(5)	2.23%	2.22%	2.18%	2.04%
Net expenses	2.21	(5)(6)	2.22 (6)	2.22	2.14 (6)	2.04
Net investment income (loss)	0.31		(0.32)	(0.28)	(0.53)	0.01

Portfolio Turnover Rate	103%		8%	14%	22%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios both would have been 2.20%.

(6)	Reflects fee waivers and/or expense reimbursements.

38         Legg Mason Partners Funds

For a share of each class of beneficial interest outstanding throughout the year ended October 31:

Class C Shares(1)	2007(2)		2006(2)	2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$13.31		$13.07	$12.17	$10.73	$9.16

Income (Loss) From Operations:
Net investment income (loss)	0.04		(0.04)	(0.05)	(0.07)	(0.02)
Net realized and unrealized gain	2.11		2.72	1.87	1.51	1.59

Total Income From Operations	2.15		2.68	1.82	1.44	1.57

Less Distributions From:
Net investment income	(0.08)		(0.07)	—	—	—
Net realized gains	(1.08)		(2.37)	(0.92)	—	—

Total Distributions	(1.16)		(2.44)	(0.92)	—	—

Net Asset Value, End of Year	$14.30		$13.31	$13.07	$12.17	$10.73

Total Return(3)	17.35%		23.76%	15.47%	13.42%	17.14%

Net Assets, End of Year (000s)	$60,392		$57,596	$53,097	$51,499	$53,177

Ratios to Average Net Assets:
Gross expenses	2.23	%(4)	2.26%	2.33%	2.31%	2.24%
Net expenses	2.23	(4)(5)	2.23 (5)	2.33	2.25 (5)	2.24
Net investment income (loss)	0.33		(0.32)	(0.39)	(0.62)	(0.17)

Portfolio Turnover Rate	103%		8%	14%	22%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios both would have been 2.22%.

(5)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners International All Cap Opportunity Fund         39

For a share of each class of beneficial interest outstanding throughout the year ended October 31 unless otherwise noted:

Class I Shares(1)	2007(2)*
Net Asset Value, Beginning of Period	$14.53

Income From Operations:
Net investment income	0.25
Net realized and unrealized gain	1.38

Total Income From Operations	1.63

Net Asset Value, End of Period	$16.16

Total Return(3)	11.22%

Net Assets, End of Period (000s)	$172,508

Ratios to Average Net Assets:
Gross expenses	1.19	%(4)(5)
Net expense	1.19	(4)(5)(6)
Net investment income	2.46	(4)

Portfolio Turnover Rate	103%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 29, 2006 (inception date) to October 31, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios both would have been 1.19%.

(6)	Reflects fee waivers and/or expense reimbursements.

*	Represents a share of capital stock outstanding prior to April 16, 2007.

40         Legg Mason Partners Funds

(Investment Company Act

file no. 811-06444)

FD02253 2/08

Legg Mason Partners

International All Cap Opportunity Fund

You may look at the fund’s website at www.leggmason.com/individualinvestors to obtain a free copy of the Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund. The fund’s address is Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004 until March 10, 2008. After that date, the fund’s address will be Legg Mason Partners Funds, 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

February 28, 2008

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INTERNATIONAL ALL CAP OPPORTUNITY FUND

125 Broad Street

New York, New York 10004

(until March 10, 2008)

55 Water Street

New York, NY 10041

(after March 10, 2008)

800-451-2010

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectus of Legg Mason Partners International All Cap Opportunity Fund (the “fund”), dated February 28, 2008 as amended or supplemented from time to time, and is incorporated by reference in its entirety into the fund’s prospectus. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type funds, and is a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland business trust. Certain historical information contained in the SAI for periods prior to April 16, 2007 is that of the fund’s predecessor.

Prior to April 7, 2006, the fund was named “International All Cap Growth Portfolio.” Prior to December 28, 2006, the fund was named “Legg Mason Partners International All Cap Growth Fund.”

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. A prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

MANAGEMENT

The business affairs of the fund are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the fund who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and executive officers of the fund, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The following information relates to the Trust’s recently elected Board.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Paul R. Ades Born 1940	Trustee	Since 1983	Law firm of Paul R. Ades, PLLC (since 2000)	47	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (1969 to 2007)	49	None

Robert M. Frayn, Jr. Born 1934	Trustee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)	47	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	47	None

Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	47	None

Ken Miller Born 1942	Trustee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)	47	None

John J. Murphy Born 1944	Trustee	Since 2002	President, Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds (13 funds); Trustee, Consulting Group Capital Markets Funds (11 funds); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (since 1989)	47	Director, Citizens National Bank of Greater St. Louis, MO (since 2006)

Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired; formerly, Executive Vice President, Marquette University (1997 to 2002)	47	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/ Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	137	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (2002-2006)

*	Each Trustee serves until his respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005).

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

R. Jay Gerken, CFA Born 1951 620 Eighth Avenue New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005).

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kaprel Ozsolak Born 1965 55 Water Street New York, NY 10041	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. (since 2005); Vice President of CAM (1996 to 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with CAM (2004 to 2005). Previously, Controller of certain mutual funds associated with CAM (2002 to 2004).

Steven Frank Born 1967 55 Water Street New York, NY 10041	Controller	Since 2005	Vice President of Legg Mason & Co. or its predecessors (since 2002); Controller of certain funds associated with Legg Mason & Co. (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2001 to 2005).

Albert Laskaj Born 1977 55 Water Street New York, NY 10041	Controller	Since 2007	Controller of certain funds associated with Legg Mason & Co.; formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2005 to 2007); accounting manager of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2003 to 2005).

*	Each officer serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has three standing Committees: the Audit Committee, the Governance Committee and the Pricing Committee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder.

Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Governance Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the manager, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the equity-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Board met five times during the fund’s last fiscal year. The Audit, Governance and Pricing Committees met twice, once and six times, respectively, during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees
Paul R. Ades	None	Over $100,000
Andrew L. Breech	None	Over $100,000
Dwight B. Crane	None	Over $100,000
Robert M. Frayn, Jr.	None	Over $100,000
Frank G. Hubbard	$1-$10,000	Over $100,000
Howard J. Johnson	$10,001-$50,000	$50,001-$100,000
David E. Maryatt	None	Over $100,000
Jerome H. Miller	None	Over $100,000
Ken Miller	None	$50,001-$100,000
John J. Murphy	None	Over $100,000
Thomas F. Schlafly	None	Over $100,000
Jerry A. Viscione	None	Over $100,000

Interested Trustee
R. Jay Gerken	Over $100,000	Over $100,000

As of February 4, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

Information regarding compensation paid by the fund to its recently elected Board and its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Independent Trustees his pro rata share of: an annual fee of $100,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for telephonic Board meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chair of the Audit Committee will receive an additional $15,000 per year.

Recently Elected Board

Information as to the compensation paid to the current Trustees by the fund complex for the calendar year ended December 31, 2007 and by the fund for the fiscal year ended October 31, 2007 is shown below.

Name of Trustee	Aggregate Compensation from the Fund for the Fiscal Year Ended October 31, 2007	Total Pension or Retirement Benefits Paid as Part of Fund Expenses	Total Compensation from Fund Complex Paid to Trustee for the Calendar Year Ended December 31, 2007	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees
Paul R. Ades	$1,046	$0	$183,550	47
Andrew L. Breech	$995	$0	$162,000	47
Dwight B. Crane	$1,149	(2)	$746,500	49
Robert M. Frayn, Jr.	$995	$0	$136,000	47
Frank G. Hubbard	$1,003	$0	$193,950	47
Howard J. Johnson	$1,086	$0	$196,250	47
David E. Maryatt	$1,003	$0	$140,139	47
Jerome H. Miller	$995	$0	$171,950	47
Ken Miller	$1,003	$0	$173,450	47
John J. Murphy	$1,003	$0	$185,800	47
Thomas F. Schlafly	$1,003	$0	$183,000	47
Jerry A. Viscione	$1,003	$0	$137,000	47

Interested Trustee
R. Jay Gerken(1)	$0	$0	$0	137

(1)	Mr. Gerken was not compensated for his services as Trustee because of his affiliation with the manager.
(2)	Pursuant to a prior emeritus retirement plan, Mr. Crane has received in a lump sum an aggregate benefit having a net present value equal to $444,643. Each fund formerly overseen by Mr. Crane paid a pro rata share (based upon asset size) of the aggregate benefit to Mr. Crane. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of the benefits paid to Mr. Crane.

Prior Board

Information as to the compensation paid to the former Trustees by the fund for the fiscal year ended October 31, 2007 is shown below.

Name of Director	Aggregate Compensation from Fund for Fiscal Year Ended October 31, 2007

Independent Directors
Robert A. Frankel	$2,003
Michael E. Gellert	$1,498
Rainer Greeven	$1,577
Susan M. Heilbron	$1,577

Interested Director
R. Jay Gerken(2)	$0

(1)

Pursuant to prior emeritus retirement plans, the following former Directors have received or are entitled to receive benefits (calculated on a net present value basis) as follows: Mr. Frankel: $489,636; and Mr. Gellert: $238,847. Benefits under the emeritus retirement plans are paid in quarterly installments unless the Director elected to receive them in a lump sum at net present value. Each fund no longer overseen by these Directors will pay its pro rata share (based on asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.
(2)	Mr. Gerken was not compensated for his service as Director because of his affiliation with the manager.

As of February 4, 2008, all Trustees and officers as a group owned less than 1% of the outstanding shares of the fund.

As of February 4, 2008, the following shareholders or groups beneficially owned 5% or more of the outstanding shares of the following classes of the fund:

Class	Name and Address of Shareholder	Percent of Class
A	Citistreet Retirement Trust Account Citigroup Institutional Trust 400 Atrium Dr Somerset, NJ 08873-4172	5.6%

B	PFPC Brokerage Services Main Office Fbo Primerica Financial Services 760 Moore Road King Of Prussia, PA 19406	8.5%

I	Legg Mason Partners Lifestyle Series Inc. Allocation 85% 125 Broad St New York, NY 10004-2400	42.2%

I	Legg Mason Partners Lifestyle Series Inc. Allocation 70% 125 Broad St New York, NY 10004-2400	26.8%

I	Legg Mason Partners Lifestyle Series Inc. Allocation 50% 125 Broad St New York, NY 10004-2400	10.7%

I	Legg Mason Partners Variable Lifestyle Allocation 50% 125 Broad Street New York, NY 10004-2400	6.3%

I	Legg Mason Partners Variable Lifestyle Allocation 85% 125 Broad St New York, NY 10004-2400	5.5%

I	Legg Mason Partners Variable Lifestyle Allocation 70% 125 Broad St New York, NY 10004-2400	5.3%

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund’s investment objective and policies. The following discussion supplements the description of the fund’s investment policies in its prospectus. Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund. Brandywine Global Investment Management, LLC (“Brandywine” or the “subadviser”) serves as the subadviser to the fund.

The fund’s investment objective and the following investment policies may be changed by the Board without shareholder approval. The fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its 80% investment policy.

Principal Investment Strategies

The fund invests primarily in equity securities of foreign companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

The portfolio managers emphasize individual security selection while diversifying the fund’s investments across regions and countries which can help to reduce risk. While the portfolio managers select investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the portfolio managers’ assessment of overseas potential for long-term growth, the fund’s emphasis among foreign markets (including emerging markets) and types of issuers may vary.

Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of equity securities consisting of dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to obtain such securities, and may invest up to 20% of the fund’s assets in bonds, notes and other debt securities (consisting of securities issued in the Eurocurrency markets, obligations of the United States or foreign governments and their political sub-divisions or established non-United States issuers and including up to 10% of the fund’s assets in below investment grade securities (commonly known as “junk bonds”).

In seeking to achieve its objective, the fund presently expects to invest its assets primarily in equity securities of established foreign issuers which in the opinion of the fund’s portfolio managers have potential for growth of capital.

Except as otherwise provided, the fund will invest at least 80% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as the fund’s subadviser may determine from time to time. Allocation of the fund’s investments will depend upon the relative attractiveness of the international markets and particular issuers. Concentration of the fund’s assets in one or a few countries or currencies will subject the fund to greater risks than if the fund’s assets were not geographically concentrated.

It is expected that fund securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, U.S. securities exchanges and over-the-counter markets.

To the extent that the fund’s assets are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S. and foreign high quality money market instruments and equivalents.

ADDITIONAL INFORMATION

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the fund, as specified below.

EQUITY SECURITIES

Common Stocks. The fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks and Convertible Securities. The fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. The fund may purchase warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs. The fund may invest in shares of real estate investment trusts (“REITs”), which are pooled investment vehicles that invest in real estate or real estate loans or interests. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”).

Illiquid and Restricted Securities. The fund may invest up to 15% of its net assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”)), with contractual or other restrictions on resale and other instruments that are not readily marketable. Some restricted securities can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Board may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to the fund’s restriction on illiquid investments. The Board has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor the fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in the fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The fund may purchase ADRs, EDRs and GDRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

Investment Company Securities. Subject to applicable statutory and regulatory limitations, the fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, the Lehman Treasury Bond Index, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values.

The fund may invest in closed-end investment companies which hold securities of U. S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

FIXED INCOME SECURITIES

High Yield Securities. The fund may invest up to 10% of its assets in domestic and foreign “high yield” securities, commonly known as “junk bonds.” Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the fund with a commensurate effect on the value of the fund’s shares.

Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s, a Division of The McGraw–Hill Companies, Inc. (“S&P”) is set forth in Appendix A. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund’s net asset value per share and may limit the ability of the fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the fund may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, the fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, the fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Corporate Debt Obligations. The fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. The U.S. government securities in which the fund may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality.

Mortgage-Backed and Asset-Backed Securities. The fund may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. The fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Sovereign Debt Obligations. The fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

Loans and Other Direct Debt Instruments. The fund may purchase interests in amounts owed by a corporate, governmental, or other borrower to another party. These interests may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand.

Floating and Variable Rate Income Securities. The fund may invest in floating and variable rate income securities. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London Inter-Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. Such securities include variable rate master demand notes (see “Commercial Paper” below).

Zero Coupon, Discount and Payment-in-kind Securities. The fund may invest in “zero coupon” and other deep discount securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment in kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Premium Securities. The fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such “premium” securities are typically purchased at prices greater than the principal amounts payable on maturity. In such cases the purchase of such securities provides the fund a higher level of investment income distributable to shareholders on a current basis than if the fund purchased securities bearing current market rates of interest. If securities purchased by the fund at a premium are called or sold prior to maturity, the fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the fund will recognize a capital loss if it holds such securities to maturity.

Yankee Bonds. The fund may invest in U.S. dollar denominated bonds sold in the United States by non-U.S. issuers (“Yankee bonds”). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Loan Participations and Assignments. The fund may invest in loan participations (“Participations”). By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund’s having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the fund may be treated as a general creditor of the lender and may not benefit from any set off between the lender and the borrower. The fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by the fund’s subadviser to be creditworthy.

The fund also may invest in assignments of portions of loans from third parties (“Assignments”). When it purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. The fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund’s portfolio and calculating its net asset value.

Short-Term Investments. In certain circumstances the fund may invest without limitation in all types of short-term money market instruments, including U.S. government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent the fund is investing in short-term investments as a temporary defensive posture, the fund’s investment objective may not be achieved.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The fund, therefore, may not invest in a master demand note, if as a result more than 15% of the value of the fund’s net assets would be invested in such notes and other illiquid securities.

Commercial Bank Obligations. For the purposes of the fund’s investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in foreign securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this U.S. $1 billion figure is not a fundamental investment policy or restriction of the fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and foreign branches.

DERIVATIVE CONTRACTS

Options, Futures and Currencies. The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund, and for non-hedging purposes. These techniques are described in detail below.

Writing Covered Call Options. The fund may write (sell) covered call options. Covered call options will generally be written on securities and currencies which, in the opinion of the fund’s subadviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The fund’s subadviser believes that writing of covered call options is less risky than writing uncovered or “naked” options, which the fund will not do.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund’s investment objective. When writing a covered call option, the fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option’s expiration. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account with the fund’s custodian.

The premium the fund receives for writing a call option is deemed to constitute the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the fund’s subadviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability in the fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

The fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

Purchasing Put Options. The fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the fund’s subadviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by the fund when purchasing a put option will be recorded as an asset in the fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, as calculated by the fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options. The fund may purchase call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund’s current return.

Stock Index Options. The fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment such as the Amex Oil Index or the Amex Computer Technology Index.

Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to a fund’s subadviser’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

The fund will engage in stock index options transactions only when determined by the fund’s subadviser to be consistent with the fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the fund writes an option on a stock index, the fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

Interest Rate and Currency Futures Contracts. The fund may enter into interest rate or currency futures contracts as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the fund, as a substitute for buying or selling currencies or securities, as a cash flow management technique or for non-hedging purposes. The fund’s hedging may include holding futures as an offset against anticipated changes in interest or currency exchange rates. The fund may also enter into futures contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

Although techniques other than sales and purchases of futures contracts could be used to reduce the fund’s exposure to interest rate and currency exchange rate fluctuations, the fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts.

Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

Persons who trade in futures contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

The fund may enter into futures transactions for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase, as a substitute for buying or selling securities or currencies or as a cash flow management technique. The fund may also enter into futures transactions for non-hedging purposes.

“Margin” with respect to futures contracts is the amount of funds that must be deposited by the fund with a broker in order to initiate futures trading and to maintain the fund’s open positions in futures contracts. A margin deposit made when the futures contract is entered into (“initial margin”) is intended to assure the fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, the fund will mark to market the current value of its open futures contracts. The fund expects to earn interest income on its margin deposits.

Options on Futures Contracts. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on futures, the fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above). Such options would be used in a manner identical to the use of options on futures contracts.

To reduce or eliminate the leverage then employed by the fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

The Commodity Futures Trading Commission (“CFTC”) has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The view of the staff of the Securities and Exchange Commission (the “SEC”) is that a fund’s long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Forward Currency Contracts, Options on Currency and Currency Swaps. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the fund might purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the fund’s assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The fund, however, may enter into forward contracts with deposit requirements or commissions.

A put option gives the fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the fund anticipates purchasing securities.

The fund’s ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.

Swaps, Caps and Floors. Among the hedging transactions into which the fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions as a hedge and not as a speculative investment. The fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the fund’s subadviser and the fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to their borrowing restrictions. The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the fund’s performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the fund’s exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The fund is not limited to any particular form or variety of swap agreement if management determines it is consistent with the fund’s investment objective and policies.

The fund may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. When used for hedging purposes, the fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

New options and futures contracts and various combinations thereof continue to be developed and the fund may invest in any such options and contracts as may be developed to the extent consistent with their investment objectives and regulatory requirements applicable to investment companies.

OTHER PRACTICES

Repurchase Agreements. The fund may invest up to 25% of its total assets in repurchase agreements. A repurchase agreement is a contract under which a fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund’s cost plus interest). It is the fund’s present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker/dealers. Repurchase agreements may also be viewed as loans made by the fund which are collateralized primarily by the securities subject to repurchase. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Board, the fund’s manager monitors the creditworthiness of all issuers with which the fund enters into repurchase agreements.

For the purpose of investing in repurchase agreements, the fund’s manager may aggregate the cash that certain funds managed by it or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The fund’s manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the fund than would be available to the fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements. The fund does not currently intend to commit more than 5% of its net assets to reverse repurchase agreements. The fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by the fund and are subject to the borrowing limitations set forth under “Investment Restrictions.” Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with amounts obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the fund’s subadviser believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund’s assets. The fund’s custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

Borrowing. The fund may borrow up to one third of the value of its total assets from banks for temporary or emergency purposes, such as to meet the redemptions of the fund’s shares.

Leverage. The fund may borrow from banks, on a secured or unsecured basis, up to one third of the value of its total assets and use the proceeds to make additional investments. Income and appreciation from such investments will improve the fund’s performance if they exceed the associated borrowing costs, but will impair the fund’s performance if they are less than the borrowing costs. This speculative factor is known as “leverage.”

Leverage creates an opportunity for increased returns to shareholders of the fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the fund’s shares and in the fund’s yield. Although the principal or stated value of such borrowings will be fixed, the fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest the fund will have to pay in respect thereof, the fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the fund.

Securities Lending. Consistent with applicable regulatory requirements and for cash management purposes, the fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The fund may not lend portfolio securities to the fund’s subadviser or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the fund’s portfolio securities are loaned: (a) the fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the fund’s subadviser to be of good standing and will not be made unless, in the judgment of the fund’s subadviser, the consideration to be earned from such loans would justify the risk.

Generally, the borrower will be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

When-Issued and Delayed Delivery Securities. The fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. State Street Bank and Trust Company, the fund’s custodian will maintain, in a segregated account, cash or liquid securities having a value equal to or greater than the fund’s purchase commitments, and marked to market daily, pursuant to guidelines established by the Trustees. The fund’s custodian will likewise segregate securities sold on a delayed basis. The payment obligations and the interest rates that will be received are each fixed at the time the fund enters into the commitment and no interest accrues to the fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Short Sales. The fund may sell securities “short against the box.” While a short sale is the sale of a security the fund does not own, it is “against the box” if at all times when the short position is open, the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Below Investment Grade Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody’s or BBB by S&P are considered to have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher- rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Equity Swaps. The fund may enter into equity swap agreements. Under a typical equity swap agreement, a counterparty such as a bank or broker/dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, the fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. The “notional amount” of the swap transaction is only a fictitious basis on which to calculate the obligations that the parties to a swap transaction have agreed to exchange.

RISK FACTORS

The following risk factors are intended to supplement the risks described above and in the fund’s prospectus.

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Geographic Concentration. Concentration of the fund’s assets in one or a few countries or currencies will subject the fund to greater risks than if the fund’s assets were not geographically concentrated.

Fixed Income Securities. Investments in fixed income securities may subject the fund to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yielding securities.

Below Investment Grade Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody’s or BBB by S&P are considered to have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States. The fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. Capital gains are also subject to taxation in some foreign countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the fund’s investments are denominated relative to the U.S. dollar will affect the fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the fund’s securities are quoted would reduce the fund’s net asset value per share.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

The fund may invest in closed-end investment companies that concentrate their investments in the securities of a particular country. In accordance with the 1940 Act, the fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts the fund’s investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the fund’s investments in certain foreign banks and other financial institutions.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Generally, there is less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

Derivative Instruments: In accordance with its investment policies, the fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the subadviser’s expectations will be wrong. Transactions in derivative instruments often enable the fund to take investment positions that more precisely reflect the subadviser’s expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage, currency and credit default swaps. The following are the principal risks associated with derivative instruments.

Market risk: The instrument will decline in value or an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund’s restrictions on illiquid investments.

Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for the fund’s portfolio is reviewed and analyzed by the fund’s portfolio managers to assess the risk and reward of each such instrument in relation to the fund’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the fund and its shareholders.

Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

Furthermore, in the case of a futures contract purchase, in order to be certain that the fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract with an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Issuer Risk. The value of equity securities issued by corporations may decline for a number of reasons which directly relate to the issuer such as management performance, financial leverage or reduced demand for the issuer’s goods and services.

European Union (EU). An increasing number of European countries have adopted a single common currency—the euro. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the euro zone. EU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. However, EU and the introduction of the euro present unique risks and uncertainties for investors in EU participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EU in the face of changing economic conditions; (iii) instability within EU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund’s portfolio; (iv) there is uncertainty concerning the fluctuation of the euro relative to non-euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

Disclosure of Portfolio Holdings

For funds in the Legg Mason Partners family of funds, each fund’s Board of Trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the funds’ distributor or its affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board. The release of portfolio holdings other than in ongoing arrangements is subject to a written agreement which requires the recipient to keep the information confidential and to use the information only for the purpose specified in the agreement. The approval of a fund’s Chief Compliance Officer, or designee, must be obtained prior to release of the information other than in an ongoing arrangement.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the fund’s Board.

Currently, the funds typically disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholder Services (Proxy voting services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay Before Dissemination
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Monthly	6-8 business days
Electra Information Systems	Daily	None
SunGard	Daily	None

INVESTMENT POLICIES

The fund has adopted the following fundamental investment policies for the protection of shareholders. Investment policies described in this SAI are fundamental only if they are identified as such. Fundamental investment policies may not be changed without approval by the holders of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power present at a fund meeting, if the holders of more than 50% of the voting power of the fund are present or represented by proxy, or (b) more than 50% of the voting power of the fund.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

The fund’s fundamental policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act.

Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the fund, the fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Purchase interests in oil, gas and/or mineral exploration or development programs (including mineral leases), except for purchases of currencies and futures and options and other related contracts as described in the prospectus from time to time and except for the purchase of marketable securities issued by companies that have such interests.

3. Purchase securities of any other registered investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets; provided, however, that the fund may also purchase shares of other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act.

4. Make investments in securities for the purpose of exercising control or managing the issuer.

5. Purchase securities of any issuer (including any predecessor) which has been in operation for less than three years if immediately after such purchase more than 5% of the value of the total assets of the fund would be invested in such securities.

6. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a separate regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting stock of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the fund holds 20% or more of the outstanding voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

The fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

On October 31, 2007, the fund had no unused capital loss carryover.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

The fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a

“hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, the fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the fund were to make an election, shareholders of the fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum federal rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States) which are not PFICs. Dividend income will not be treated as qualified dividend income unless the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust (“REIT”) or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

The United States currently has a comprehensive income tax treaty with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Korea, Latvia, Lithuania, Luxembourg, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russian Federation, Slovak Republic, Slovenia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Under current law, the fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A distribution from the fund to foreign shareholders who have held more 5% of the fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution received by the fund from a REIT and if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the fund is calculated on each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class will differ. Please see the prospectus for a description of the procedure used by the fund in valuing its assets.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, FI, R or I1 shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

1	As of November 20, 2006, Class Y shares were renamed Class I shares.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Purchase orders received by the fund prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. Payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or transfer agent. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus of the fund for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value (“NAV”) plus an initial sales charge, as described in the fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in the fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares. Class B and C shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, R and I Shares. Class FI, R and I shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, (iv) “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup Inc. (“Citigroup”);

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once.

You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen-month (13) period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund are not eligible. The list of eligible shares may change from time to time. Investors should check with their Service Agents to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Purchases made 90 days prior to the 13 month period are also eligible to be treated as purchases made under the Letter of Intent. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Asset Level Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your

Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement, and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain Retirement plan programs authorized prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares of the fund for Class A shares of an applicable Legg Mason Partners fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances: If a participating plan’s total Class C holdings in all non-money market Legg Mason Partners funds equal at least $3,000,000 at the end of the fifth year after the date a participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plans.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for Class A, Class B, Class C, Class FI, Class R and Class I shares of the fund is equal to the NAV per share of the fund at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the NAV of a share of the fund as of October 31, 2007.

Class A (based on a NAV of $16.12 and a maximum initial sales charge of 5.75%)	$17.10

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund will no longer issue share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the fund’s prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of the fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds are immediately invested in shares of the fund being acquired at such fund’s then current NAV. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, FI, R and I Exchanges. Class A, FI, R and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the fund may be exchanged for Class B shares of other funds without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the funds that have been exchanged.

Class C Exchanges. Class C shares of the fund may be exchanged for Class C shares of other funds without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs” for additional information.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of Fund Shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of a fund being acquired is identical to the registration of the shares of a fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DIVIDENDS AND DISTRIBUTIONS

The fund declares and pays income dividends, if any, at least annually on its shares. The fund makes distributions of capital gains, if any, on its shares twice a year, including one typically in December.

If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at NAV, subject to no initial or contingent deferred sales charges. A shareholder may change the option at any time by notifying his or her Service Agent. A shareholder whose account is held directly at the transfer agent should notify the transfer agent in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder’s account.

The per share dividends on Class B, Class C and Class R shares of the fund may be lower than the per share dividends on Class A, Class FI and Class I shares principally as a result of the distribution fee applicable with respect to Class B, Class C and Class R shares. The per share dividends on Class A and Class FI shares of the fund may be lower than the per share dividends on Class I shares principally as a result of the service fee applicable to Class A and Class FI shares. Distributions of capital gains, if any, will be in the same amount for each class of shares.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) with respect to the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion. LMPFA provides administrative and certain oversight services and manages the cash and short-term investments of the fund.

Under the Management Agreement, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement for the fund, LMPFA receives an investment management fee as follows:

Fee Schedule Based on Average Daily Net Assets of the Fund	Management Fee
Up to and including $1 billion	0.850%
Over $1 billion, up to and including $2 billion	0.825%
Over $2 billion, up to and including $5 billion	0.800%
Over $5 billion, up to and including $10 billion	0.775%
Over $10 billion	0.750%

For the fiscal years ended October 31, 2005, 2006 and 2007, the management fees paid by the fund were as follows:

2005	2006	2007
$2,635,325	$1,768,814	$2,940,479	*

*	Of which $6,947 was reimbursed.

Subadviser

Brandywine Global Investment Management, LLC (“Brandywine” or the “subadviser”) serves as the fund’s subadviser pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) between LMPFA and Brandywine. Brandywine is a wholly-owned, independently operated subsidiary of Legg Mason and as of December 31, 2007 manages over $49.2 billion in assets for approximately 375 institutional clients. Brandywine was incorporated in 1986 and was acquired by Legg Mason in 1998. Brandywine offers an array of equity, fixed income and balanced portfolios that invest in U.S., international and global markets. Brandywine changed its name to its current name in May 2006 to better reflect its growing presence in international markets, primarily in Europe, Asia, the Middle East and South Africa. Brandywine’s offices are located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.

Under the Sub-Advisory Agreement, Brandywine, subject to the supervision of the fund’s Board and of LMPFA, regularly provides the fund with investment research, advice, management and supervision, furnishes a continuous investment program for the assets consistent with the fund’s investment objective, policies and restrictions, determines from time to time what securities and other investments will be purchased, retained or sold by the fund, and implements those decisions, all subject to the provisions of the fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies approved by the fund’s Board and disclosed to Brandywine. The subadviser exercises proxy voting rights, rights to consent to corporate action and any other rights pertaining to the fund’s assets in accordance with its policies and procedures, subject to such direction as the Board may provide and, except for the management of cash and short-term investments that is performed by LMPFA, performs such other functions of investment management and supervision as may be directed by the Board.

The Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Sub-Advisory Agreement provides that the subadviser may render services to others. The Sub-Advisory Agreement is terminable without penalty by the fund on no more than 60 days’ and not less than 30 days’ written notice to the subadviser when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by vote of a majority of the fund’s Trustees, or by the subadviser upon not less than 90 days’ written notice to the fund. The Sub-Advisory Agreement provides that the subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties.

As compensation for subadvisory services, the manager (not the fund) pays the subadviser a fee equal to 70% of the management fee paid to LMPFA for the fund, net of expense waivers and reimbursements.

For the period from August 1, 2006 through October 31, 2006, and for the fiscal year ended October 31, 2007, the manager paid the subadviser subadvisory fees of $311,192 and $2,058,356, respectively.

It is expected that, on or about April 1, 2008 and subject to the prior approval of the fund’s Board, a newly-created separate investment management subsidiary under the control of Legg Mason will become the fund’s subadviser (the “ New Subadviser”). The New Subadviser, which is being established as part of an internal reorganization of Legg Mason’s international investment teams, will replace Brandywine as the fund’s subadviser.

The portfolio managers who are currently responsible for the day-to-day management of the fund will be the same immediately after the new subadvisory agreement takes effect. They will have access to the same research and will continue to have other resources necessary to support their investment management functions. In addition, the portfolio managers will continue to apply the same investment philosophy and processes as they currently do in their management of the fund.

If approved by the fund’s Board, the New Subadviser will enter into a new subadvisory agreement with LMPFA. The fund’s investment management fee will remain unchanged.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/ or reimbursements are described in the fund’s prospectus. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, the subadviser and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the fund, its manager, its subadviser and its distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the fund’s subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to a written agreement dated December 1, 2005 (the “distribution agreement”). Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) served as co-distributors along with LMIS. PFS started serving as a distributor effective December 4, 2006.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons, as defined in the 1940 Act, of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMIS did not receive any initial sales charges or contingent deferred sales charges with respect to the fund for the fiscal years ended October 31, 2005 and fiscal year ended October 31, 2006.

Initial Sales Charges

CGMI Commissions on Class A Shares. For the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007, the aggregate dollar amounts of commissions received by CGMI on the sale of Class A shares were as follows:

Class A
Fiscal Year Ended 10/31/05	Fiscal Year Ended 10/31/06	Fiscal Year Ended 10/31/07
$82,000	$0	$45,360

PFS Commissions on Class A Shares. For the fiscal year ended October 31, 2007, the aggregate dollar amounts of commissions received by PFS on the sale of Class A shares were as follows:

Class A
Fiscal Year Ended 10/31/05	Fiscal Year Ended 10/31/06	Fiscal Year Ended 10/31/07
N/A	N/A	$38,271

Contingent Deferred Sales Charges

CGMI Contingent Deferred Sales Charges on Class A, Class B and Class C Share. For the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007, the following contingent deferred sales charges were paid to CGMI on redemptions of the fund’s shares:

Class A
Fiscal Year Ended 10/31/05	Fiscal Year Ended 10/31/06	Fiscal Year Ended 10/31/07
$1,000	$0	$0

Class B
Fiscal Year Ended 10/31/05	Fiscal Year Ended 10/31/06	Fiscal Year Ended 10/31/07
$26,000	$0	$0

Class C
Fiscal Year Ended 10/31/05	Fiscal Year Ended 10/31/06	Fiscal Year Ended 10/31/07
$2,000	$0	$0

PFS Contingent Deferred Sales Charges on Class A, Class B and Class C Shares. For the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007, the following contingent deferred sales charges were paid to PFS on redemptions of the fund’s shares:

Class A
Fiscal Year Ended 10/31/05	Fiscal Year Ended 10/31/06	Fiscal Year Ended 10/31/07
$0	$0	$0

Class B
Fiscal Year Ended 10/31/05	Fiscal Year Ended 10/31/06	Fiscal Year Ended 10/31/07
$0	$0	$832

Class C
Fiscal Year Ended 10/31/05	Fiscal Year Ended 10/31/06	Fiscal Year Ended 10/31/07
$0	$0	$0

LMIS Contingent Deferred Sales Charges on Class A, Class B and Class C Shares. For the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007, the following contingent deferred sales charges were paid to LMIS on redemptions of the fund’s shares:

Class A
Fiscal Year Ended 10/31/05	Fiscal Year Ended 10/31/06	Fiscal Year Ended 10/31/07
$0	$0	$427

Class B
Fiscal Year Ended 10/31/05	Fiscal Year Ended 10/31/06	Fiscal Year Ended 10/31/07
$0	$15,000	$20,606

Class C
Fiscal Year Ended 10/31/05	Fiscal Year Ended 10/31/06	Fiscal Year Ended 10/31/07
$0	$1,000	$2,364

Services and Distribution Plan Arrangements.

The Trustees, on behalf of the fund, have adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, B, C, FI and R shares. Under the 12b-1 Plan, the fund pays service and distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class A, Class B, Class C, Class FI and Class R shares and providing services to Class A, Class B, Class C, Class FI and Class R shareholders. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B, Class C, Class FI and Class R shares. In addition, the fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.75% of the fund’s average daily net assets attributable to such class and with respect to the Class R shares at the annual rate of 0.25% of the fund’s average daily net assets attributable to such class.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, to Service Agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B and Class C investors.

The 12b-1 Plan permits the fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if its expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if its expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the distributor and others until the 12b-1 Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the fund and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the Fund’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to its distribution agreement.

For the fiscal year ended October 31, 2007, the following distribution and service fees were accrued and/or paid by the fund:

Class A
$352,560

Class B
$204,723

Class C
$600,117

For the fiscal year ended October 31, 2007, CGMI incurred the following distribution expenses (including marketing and advertising materials, printing costs of prospectuses, third party service fees, branch operating expenses and compensation of Service Agents) for the fund:

	Financial Consultant Compensation	Third Party Expenses	Branch Expenses	Advertising Expenses	Printing	Total Expenses
Class A	$100,048	$0	$146,932	$0	$0	$246,980
Class B	$13,097	$0	$19,502	$0	$0	$32,600
Class C	$159,094	$0	$229,568	$0	$0	$388,662

For the fiscal year ended October 31, 2007, LMIS incurred the following distribution expenses (including marketing and advertising materials, printing costs of prospectuses, third party service fees, branch operating expenses and compensation of Service Agents) for the fund:

	Financial Consultant Compensation	Third Party Expenses	Advertising Expenses	Printing	Total Expenses
Class A	$0	$86,873	$0	$0	$86,873
Class B	$72,108	$13,977	$8,051	$44	$94,179
Class C	$74,165	$87,913	$90,873	$688	$253,638

For the fiscal year ended October 31, 2007, PFS incurred the following distribution expenses (including marketing and advertising materials, printing costs of prospectuses, third party service fees, branch operating expenses and compensation of Service Agents) for the fund:

	Financial Consultant Compensation	Third Party Expenses	Branch Expenses	Advertising Expenses	Printing	Total Expenses
Class A	$1,142	$0	$24,985	$0	$0	$26,127
Class B	$826	$0	$11,308	$639	$0	$12,773
Class C	$0	$0	$0	$0	$0	$0

Dealer reallowances are described in the fund’s prospectus.

No information is presented for Class FI or R shares because those classes were not available prior to the date of this SAI.

Portfolio Transactions

Subject to policies as may be established by the fund’s Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions, except that the manager manages the cash and short-term investments of the fund. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreement and Sub-Advisory Agreement, the manager and the subadviser are authorized to place orders pursuant to their investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a fund and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, the subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, neither the manager nor any subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or subadviser by brokers who effect securities transactions for the fund may be used by the manager or subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or a subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the fund. Not all of these research services are used by the manager or a subadviser in managing any particular account, including the fund. For the fiscal year ended October 31, 2007, the fund paid commissions to brokers that provided research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
$645,865,773	$785,245

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the fiscal years ended October 31, 2005, 2006 and 2007, the fund paid aggregate brokerage commissions to CGMI, a former distributor of the fund, as set out below:

	Aggregate Broker Commissions Paid	Amount of Brokerage Commissions Paid by the fund to CGMI and its affiliates
Year Ended October 31, 2005	$316,842	$0
Year Ended October 31, 2006*	$144,077	$0
Year Ended October 31, 2007	$983,319	N/A

*	CGMI was not an affiliated person of the fund under the 1940 Act during the entire period.

As of December 1, 2005, LMIS became an underwriter of the fund under the 1940 Act. For the period November 1, 2006 through October 31, 2007, the fund did not pay any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended October 31, 2007, the fund did not purchase securities issued by its regular broker-dealers.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager’s or the subadviser’s other clients. Investment decisions for the fund and for the manager’s or the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short- term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or a subadviser deem it advisable to purchase or sell securities.

The fund effects transactions with a view towards attaining its investment objective, and although it is not limited by a predetermined rate of portfolio turnover, it is expected that the fund’s annual turnover rate will not exceed 100% under normal circumstances. A high portfolio turnover results in correspondingly greater transaction costs in the form of brokerage commissions or dealer spreads that fund will bear directly, and may result in the realization of net capital gains, distributions of which are taxable to shareholders. For the fiscal years ended October 31, 2006 and 2007, the fund had portfolio turnover rates of 8% and 103%, respectively. The increase in turnover was a result of the subadviser’s repositioning of the portfolio following its appointment in December 2006.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to the portfolio managers of the fund. Unless noted otherwise, all information is provided as of October 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and accounts with fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Paul D. Ehrlichman	1 other registered investment company with approximately $0.53 billion in total assets under management	19 other pooled investment vehicles companies with approximately $2.7 billion in total assets under management	53 other accounts with approximately $3.08 billion in total assets under management 2 other accounts that charge performance fees with $0.60 billion in total assets under management

Sean M. Bogda	1 other registered investment company with approximately $0.53 billion in total assets under management	19 other pooled investment vehicles companies with approximately $2.7 billion in total assets under management	53 other accounts with approximately $3.08 billion in total assets under management 2 other accounts that charge performance fees with $0.60 billion in total assets under management

Safa R. Muhtaseb	1 other registered investment company with approximately $0.53 billion in total assets under management	19 other pooled investment vehicles companies with approximately $2.7 billion in total assets under management	53 other accounts with approximately $3.08 billion in total assets under management 2 other accounts that charge performance fees with $0.60 billion in total assets under management

Portfolio Manager Compensation

The subadviser’s portfolio managers, analysts and traders receive a competitive base salary. In addition, from Brandywine’s profits, an initial bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the group and the remainder is allocated to a pool shared by all groups. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the subadviser are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on Legg Mason stock, awarded annually and vested over a five-year period. The subadviser believes its system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds of other accounts, as is the case for the fund’s portfolio managers.

The manager, the subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager, the subadviser and the individuals that each employs. For example, each of the manager and the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the fund’s portfolio managers as of October 31, 2007.

Portfolio Managers	Dollar Range of Ownership of Securities
Paul D. Ehrlichman	none
Sean M. Bogda	none
Safa R. Muhtaseb	none

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the fund’s transfer agent and PFPC served as the fund’s sub-transfer agent.

LEGAL COUNSEL

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the fund. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 345 Park Avenue, New York, New York 10154, an independent registered public accounting firm, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending October 31, 2008.

OTHER INFORMATION ABOUT THE TRUST

The Trust. The certificate of trust to establish Legg Mason Partners Equity Trust (referred to in this section as the “trust”) was filed with the State of Maryland on October 4, 2006. On April 16, 2007, the fund was redomiciled as a series of the trust. Prior thereto, the fund was a series of Legg Mason Partners Investment Trust, a Massachusetts business trust. Prior to reorganization of the fund as a series of Legg Mason Partners Investment Trust, the fund was a series of Legg Mason Partners World Funds, Inc., a Maryland corporation.

The fund is a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting. The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration. The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts. The declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability. The declaration provides that shareholders are not personally liable for the obligations of either fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by a fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or self-employed retirement plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the fund and other affiliated funds (collectively, the “Funds”), including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, including the fund, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above- described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have the right to appeal the order.

***

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain closed-end funds previously managed by SBFM or SBAM of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, its former parent. It is not expected that this matter will adversely impact the funds or their current manager.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the fund and the fund’s predecessor (Statement of Assets and Liabilities as of October 31, 2007, Statement of Operations for the year ended October 31, 2007, Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 2007, Financial Highlights for each of the years in the five-year period ended October 31, 2007, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders), are incorporated by reference into this Statement of Additional Information (filed on January 4, 2008; Accession Number 0001193125-08-001396).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

Brandywine Global Investment Management, LLC Proxy Voting Policy

Policy:

Brandywine has a responsibility to its clients for voting proxies for portfolio securities consistent with the best economic interests of its clients. Brandywine maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. The policy and practice includes the fact that the firm has a responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background:

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility:

Compliance has the responsibility for the implementation and monitoring of the firm’s proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in the procedures.

Procedures:

Brandywine has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine believes appropriate).

Voting Authority

•

Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will Brandywine’s authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.

•	Brandywine’s clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

•

Brandywine’s Compliance Department, on a random basis, reviews the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, and are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

•

Brandywine will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine accept direction from others with regard to the voting of proxies. Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

•	Brandywine may vote proxies related to the same security differently for each client.

•

Brandywine seeks to identify any material conflicts that may arise between the interests of Brandywine and its clients in accordance with the following procedures. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.

•

All relevant proxies are reviewed by the Legal and Compliance Department for potential material conflicts of interest. Issues to be reviewed may include whether Brandywine manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether Brandywine, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or whether an affiliate of Brandywine’s has a conflict as described above which is known to Brandywine’s voting persons. Conflicts of this nature will be considered material. If the conflict pertains to an individual voting person that person will exclude him- or herself from the vote determination process in order to shield the Brandywine and other voting persons from the conflict, provided the compliance department believes that the other voting persons can determine a vote completely separate from the conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of ISS. Any time a material conflict is encountered, Brandywine will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

Voting Guidelines

•	Proxies will not be voted without an analysis of the underlying issues involved.

•	Brandywine’s proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts’ ultimate owners/beneficiaries.

•

Any item on a proxy, which would tend to inhibit the realization of maximum value, may receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, and establishment of different classes of stock, excessive compensation, poor stewardship, or any activity, which could be viewed as a “poison pill” maneuver.

•

On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

Voting Records & Client Notification

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A complete record and file of all votes cast shall be maintained by Brandywine for the period prescribed by the Securities Exchange Commission. Brandywine will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by Brandywine that were material to making a decision how to vote proxies and a log of proxy requests and responses.

A proxy log shall be maintained by Brandywine that includes the issuer name, exchange ticker symbol, CUSIP number, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer’s management team.

•

Clients may obtain information with regard to the manner in which their proxies were voted, as well as detailed policies and procedures by contacting Brandywine, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, attention: Proxy administrator.

In addition, a description of these Policies shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine’s Disclosure Brochure whenever possible.

Administration of Proxies

•	At the inception of a new account over which Brandywine has domestic proxy voting authority:

•	New client information is entered onto the appropriate “Proxy System” (ProxyEdge (ADP) for domestic securities and ISS for global securities).

•	Custodians are notified by the Client that proxies should be forwarded to Brandywine.

•	Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.

•	Proxies are placed in date order into pending vote proxy files by a Proxy Administrator.

•	Proxies are cross-referenced against the Alert List (discussed under Identifying Potential Conflicts).

•	Proxies are then distributed to either the appropriate investment team or, in those instances where a proxy matches an Alert List entry, to the Legal and Compliance Department.

•	In the event that no material conflict exists, the following procedures apply:

•	The voting person’s initials are entered onto the Proxy System’s tickler file in the analyst block.

•	Ballots are voted by a voting person and are returned to a Proxy Administrator for processing on the Proxy System.

•	If a material conflict exists, a Proxy Administrator will obtain a copy of the Institutional Shareholder Services recommendation, which will be attached to the ballot.

•	The voting person will then either (i) complete the Proxy System ballot in accordance with the attached recommendation; or (ii) exclude themselves in writing from voting the proxy.

•	A Proxy Administrator will redirect the proxy to another voting person in instances where an exclusion has occurred.

•	Where applicable, a Proxy Administrator will verify that the ballot was in fact voted in accordance with the ISS recommendation before entering it onto the Proxy System.

•	The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator.

•	During the approval process, ballot shares are matched against holdings shares[1].

•	Discrepancies are researched through Brandywine’s internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.

•

Brandywine personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above could be completed before the applicable deadline for returning proxy votes.

•	Any pending unvoted meetings are reviewed and monitored on a daily basis by Proxy Administrators.

•	All voting records are maintained within the Proxy Systems.

•	Proxy booklets and all additional information (including copies of any documents created by Brandywine that were material to making a decision how to vote proxies) are filed.

Administration of Client Requests

•	All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.

•

All requests are entered onto a Proxy Request Log maintained by a Proxy Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine.

•	The Proxy Administrator works in conjunction with the Client Service Department to respond to all requests in writing.

•	Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.

Identifying Potential Conflict of interest

Personal Conflicts

•	Each voting person must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:

1. any potential personal conflict with regard to a specific proxy; and

2. any potential conflict of which they become aware relating to another voting person.

•

Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. An objective ‘reasonableness’ standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.

•	The following are examples of potential personal conflicts which are extracted from the SEC’s Final Rule 4:

•

The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.

•

Any Board positions held on a publicly traded company by a voting person (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.

•	A list of potentially conflicted securities (“Alert List”) will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.

•	Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

Professional Conflicts

•

In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine and a client for purposes of proxy voting, the following procedures will be followed:

•

The names of all clients who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period, will be added to the Alert List.

•

The names of all significant prospects that are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period, will be added to the Alert List.

•	The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.

OTHER INFORMATION

Item 23.	Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (“SEC”) on October 21, 1991 (File Nos. 33-43446 and 811-06444).

(a)(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated by reference to Post -Effective Amendment No. 70 to the Registrant’s Registration Statement as filed with the SEC on April 13, 2007 (“Post-Effective Amendment No. 70”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 8, 2007 is incorporated by reference to Post-Effective Amendment No. 70.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 9, 2007 is incorporated by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement as filed with the SEC on August 24, 2007 (“Post-Effective Amendment No. 72”).

(4) Amended and Restated Designation of Classes effective as of August 9, 2007 is incorporated by reference to Post-Effective Amendment No. 72.

(5) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust and Amended and Restated Designation of Classes effective as of November 8, 2007 is incorporated by reference to Post-Effective Amendment No. 76 as filed with the SEC on November 30, 2007 (“Post-Effective Amendment No. 76”).

(6) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 7, 2008 is incorporated by reference to Post-Effective Amendment No. 87 as filed with the SEC on February 15, 2008 (“Post-Effective Amendment No. 87”).

(7) Amended and Restated Designation of Classes effective as of February 7, 2008 is incorporated by reference to Post-Effective Amendment No. 87.

(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated by reference to Post-Effective Amendment No. 70.

(c) Not Applicable.

(d)(1) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Aggressive Growth Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated by reference to Post-Effective Amendment No. 78 as filed with the SEC on December 14, 2007 (“Post-Effective Amendment No. 78”).

(2) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Convertible Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(3) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Diversified Large Cap Growth Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(4) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Dividend Strategy Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(5) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Emerging Markets Equity Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(6) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Financial Services Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(7) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Fundamental Value Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(8) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners International All Cap Opportunity Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(9) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners All Cap Fund, and Legg Mason Capital Management Inc. (“LMCM”) is incorporated herein by reference to Post-Effective Amendment No. 73 as filed with the SEC on August 27, 2007 (“Post-Effective Amendment No. 73”).

(10) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Small Cap Value Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(11) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Appreciation Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(12) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Capital and Income Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(13) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Capital Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(14) Management Agreement between the Registrant, on behalf of Legg Mason Partners Classic Values Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(15) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Equity Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(16) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Equity Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 73.

(17) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Investors Value Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(18) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Large Cap Growth Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(19) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Lifestyle Allocation 100%, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 73.

(20) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Lifestyle Allocation 30%, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(21) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Lifestyle Allocation 50%, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(22) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Lifestyle Allocation 70%, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(23) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Lifestyle Allocation 85%, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(24) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Lifestyle Income Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(25) Management Agreement between the Registrant, on behalf of Legg Mason Partners Mid Cap Core Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(26) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners S&P 500 Index Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(27) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Small Cap Core Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(28) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Small Cap Growth Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(29) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Social Awareness Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(30) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners 130/30 U.S. Large Cap Equity Fund, and LMPFA, is incorporated by reference to Post-Effective Amendment No. 72 as filed with the SEC on August 24, 2007 (“Post-Effective Amendment No. 72”).

(31) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners U.S. Large Cap Equity Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 87.

(32) Form of Subadvisory Agreement between LMPFA and ClearBridge Advisors, LLC (“ClearBridge”), with respect to Legg Mason Partners Aggressive Growth Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(33) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Convertible Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(34) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Diversified Large Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(35) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Dividend Strategy Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(36) Form of Subadvisory Agreement between LMPFA and Legg Mason International Equities Limited (“LMIE”), with respect to Legg Mason Partners Emerging Markets Equity Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(37) Form of Subadvisory Agreement between LMPFA and Barrett Associates, Inc. (“Barrett”), with respect to Legg Mason Partners Financial Services Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(38) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Fundamental Value Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(39) Form of Subadvisory Agreement between LMPFA and Brandywine Global Investment Management, LLC (“Brandywine”), with respect to Legg Mason Partners International All Cap Opportunity Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(40) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Small Cap Value Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(41) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Appreciation Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(42) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Capital and Income Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(43) Form of Subadvisory Agreement between ClearBridge and Western Asset Management Company (“WAM”), with respect to Legg Mason Partners Capital and Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(44) Form of Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to Legg Mason Partners Capital and Income Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(45) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Capital Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(46) Subadvisory Agreement between LMPFA and Olstein Capital Management, L.P. (“Olstein”), with respect to Legg Mason Partners Classic Values Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(47) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Equity Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(48) Form of Subadvisory Agreement between LMPFA and Batterymarch Financial Management, Inc. (“Batterymarch”), with respect to Legg Mason Partners Global Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(49) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Investors Value Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(50) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Large Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(51) Form of Subadvisory Agreement between LMPFA and Legg Mason Global Asset Allocation, LLC (“LMGAA”), with respect to Legg Mason Partners Lifestyle Allocation 100%, is incorporated herein by reference to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement as filed with the SEC on November 1, 2007 (“Post-Effective Amendment No. 74”).

(52) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Partners Lifestyle Allocation 30%, is incorporated herein by reference to Post-Effective Amendment No. 74.

(53) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Partners Lifestyle Allocation 50%, is incorporated herein by reference to Post-Effective Amendment No. 74.

(54) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Partners Lifestyle Allocation 70%, is incorporated herein by reference to Post-Effective Amendment No. 74.

(55) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Partners Lifestyle Allocation 85%, is incorporated herein by reference to Post-Effective Amendment No. 74.

(56) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Partners Lifestyle Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 74.

(57) Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Mid Cap Core Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(58) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Partners S&P 500 Index Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(59) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Small Cap Core Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(60) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(61) Form of Subadvisory Agreement between LMPFA and Legg Mason Investment Counsel, LLC (“LMIC”), with respect to Legg Mason Partners Social Awareness Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(62) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Partners 130/30 U.S. Large Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 72.

(63) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Partners U.S. Large Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 87.

(64) Form of Sub-Administration Agreement between LMCM and LMPFA with respect to Legg Mason Partners All Cap Fund is incorporated herein by reference to Post-Effective Amendment No. 76.

(e)(1) Form of Distribution Agreement with Citigroup Global Markets, Inc. (“CGMI”) is incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 16, 2000 (“Post-Effective Amendment No. 30”).

(2) Form of Distribution Agreement with PFS Distributors, Inc. (“PFS”) is incorporated by reference to Post-Effective Amendment No. 30.

(3) Form of Amendment to the Distribution Agreement with Citigroup Global Markets, Inc. (“CGMI”), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56 filed on January 27, 2006 (“Post-Effective Amendment No. 56”).

(4) Form of Amendment of Distribution Agreement and Assumption of Duties and Responsibilities, among the Registrant, PFS Distributors, Inc. and PFS Investments, Inc. (“PFS”), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56.

(5) Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”) dated as of December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 57 filed on March 30, 2006 (“Post-Effective Amendment No. 57”).

(6) Letter Agreement amending the Distribution Agreements with LMIS dated April 5, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(7) Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(8) Letter Agreement amending the Distribution Agreements with PFS, dated April 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(f)(1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 5, 2006 (“Post-Effective Amendment No. 60”).

(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 61.

(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 61.

(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 61.

(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 61.

(g)(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(2) Letter Agreement amending the Custodian Services Agreement with State Street, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(h)(1) Transfer Agency and Services Agreement dated January 1, 2006 between the Registrant and PFPC Inc. (“PFPC”) is incorporated herein by reference to Post-Effective Amendment No. 56.

(2) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 28, 2006 (“Post-Effective Amendment No. 58”).

(3) License Agreement between the Registrant and Citigroup Inc. dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 58.

(4) Form of Fee Waiver and Expense Reimbursement Agreement is incorporated herein by reference to Post-Effective Amendment No. 60.

(5) Letter Agreement amending the Transfer Agency and Services Agreement with PFPC Inc., dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(6) Form of Fee Waiver and Expense Reimbursement Agreement with respect to Legg Mason Partners  130/30 U.S. Large Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 76.

(i)(1) Opinion of Counsel regarding legality of shares being registered is incorporated herein by reference to Pre-Effective Amendment No. 1 filed on December 6, 1991 (“Pre-Effective Amendment No. 1”).

(2) Legal Counsel’s consent is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 30, 1999 (“Post-Effective Amendment No. 24”).

(3) Opinion and Consent of Counsel regarding the legality of shares being registered is incorporated by reference to Post-Effective Amendment No. 70.

(4) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R Shares being registered is incorporated by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement as filed with the SEC on December 14, 2007 (“Post-Effective Amendment No. 78”).

(5) Opinion of Venable LLP regarding legality of Class FI and Class R Shares being registered is incorporated by reference to Post-Effective Amendment No. 78.

(j)(1) Consent of Independent Registered Public Accounting Firm is filed herewith.

(2) Power of Attorney dated February 7, 2008 is incorporated by reference to Post-Effective Amendment No. 83.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1.

(m)(1) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated by reference to Post-Effective Amendment No. 74.

(2) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 29, 2008.

(3) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R I and IS Shares dated as of February 7, 2008 is incorporated by reference to Post-Effective Amendment No. 86, as filed with the SEC on February 15, 2008.

(n)(1) Rule 18f-3(d) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 76.

(o) Not Applicable.

(p)(1) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA and ClearBridge), is incorporated herein by reference to Post-Effective Amendment No. 56.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 56.

(3) Code of Ethics of Barrett dated December 15, 2005 is incorporated herein by reference to Post-Effective Amendment No. 61.

(4) Code of Ethics of LMIE is incorporated herein by reference to Post-Effective Amendment No. 61.

(5) Code of Ethics of Batterymarch dated February 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 61.

(6) Code of Ethics of Brandywine to be filed by amendment.

(7) Code of Ethics of WAM and WAML dated as of February, 2005, is incorporated herein by reference to Post-Effective Amendment No. 62.

(8) Code of Ethics of LMIC is incorporated herein by reference to Post-Effective Amendment No. 62.

(9) Code of Ethics of Olstein to be filed by amendment.

(10) Code of Ethics of LMCM is incorporated herein by reference to Post-Effective Amendment No. 73.

(11) Code of Ethics of LMGAA to be filed by amendment.

Item 24.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

The response to this item is incorporated herein by reference to Pre-Effective Amendment No. 1.

The directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Reference is hereby made to (a) paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC, incorporated by reference herein.

Item 26.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Investment Adviser—Legg Mason Capital Management, Inc. (“LMCM”)

LMCM was formed in 1982 under the laws of the State of Maryland as a corporation. LMCM is a direct wholly-owned subsidiary of Legg Mason.

LMCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMCM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMCM pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-18115).

Subadviser—ClearBridge Advisors, LLC (formerly known as CAM North America, LLC) (“ClearBridge”)

ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason.

ClearBridge is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of ClearBridge together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-64710).

Subadviser—Barrett Associates, Inc. (“Barrett”)

Barrett was organized under the laws of the State of New York as a corporation. Barrett is a wholly-owned subsidiary of Legg Mason.

Barrett is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Barrett together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Barrett pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-831).

Subadviser—Batterymarch Financial Management, Inc. (“Batterymarch”)

Batterymarch was organized under the laws of the State of Maryland as a corporation. Batterymarch is an indirect wholly-owned subsidiary of Legg Mason.

Batterymarch is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Batterymarch together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Batterymarch pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-48035).

Subadviser—Brandywine Global Investment Management, LLC (“Brandywine”)

Brandywine was organized under the laws of the State of Delaware as a limited liability corporation. Brandywine is a wholly owned subsidiary of Legg Mason. Brandywine is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Brandywine together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Brandywine pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-27797).

Subadviser—Legg Mason International Equities Limited (“LMIE”)

The list required by this Item 26 of officers and directors of LMIE, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIE pursuant to the Advisers Act (SEC File No. 801-57655).

Subadviser—Legg Mason Global Asset Allocation, LLC (“LMGAA”).

LMGAA is organized under the laws of the State of Delaware as a limited liability company. LMGAA is a wholly-owned subsidiary of Legg Mason.

LMGAA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMGAA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMGAA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-67287).

Subadviser—Legg Mason Investment Counsel, LLC (“LMIC”)

LMIC is organized under the laws of the State of Maryland as a limited liability company. LMIC is a wholly-owned subsidiary of Legg Mason.

LMIC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMIC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-63656).

Subadviser—Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.

Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett

Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management

Company Limited

WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.

Subadviser—Western Asset Management Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason.

WAML is registered as an investment adviser under the Advisers Act.

The following is a list of other substantial business activities in which directors, officers or partners of WAML have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAML
Director, LMCM

Manager, Brandywine
Senior Executive Vice President, Legg Mason

Director, Nova Scotia
Director, LMFM

Director, Barrett
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower

Director, PCM I
Director, PCM II
Manager, Royce
Director, WAM

James W. Hirschmann III	Director, WAML
President, Legg Mason, Inc.
Director, WAM

Gavin L. James	Senior Executive Officer, WAML
Director of Global Client Services, WAM

Gregory B. McShea	General Counsel and CCO, WAML
General Counsel and CCO, WAM

Item 27.	Principal Underwriter

(a) LMIS, the distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Variable Equity Trust, Barrett Opportunity Fund, Inc., Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

C. J. Daley – Managing Director

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

Item 28.	Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Equity Trust

125 Broad Street

New York, New York 10004

With respect to the Registrant’s Investment Managers:

(2) c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

(3) Legg Mason Capital Management, Inc.

100 Light Street

Baltimore, MD 21202

With respect to the Registrant’s Subadvisers:

(4) c/o Legg Mason International Equities Limited

620 Eighth Avenue

New York, NY 10018

(5) Barrett Associates, Inc.

90 Park Avenue

34th Floor

New York, NY 10016

(6) Batterymarch Financial Management, Inc.

John Hancock Tower

200 Clarendon Street

Boston, MA 02116

(7) c/o ClearBridge Advisors, LLC

620 Eighth Avenue

New York, NY 10018

(8) c/o Legg Mason Global Asset Allocation, LLC

620 Eighth Avenue

New York, NY 10018

(9) c/o Western Asset Management Company and Western Asset Management Company Limited

620 Eighth Avenue

New York, NY 10018

(10) c/o Legg Mason Investment Counsel, LLC

100 Light Street

Baltimore, MD 21202

(11) Olstein & Associates, L.P.

105 Corporate Park Drive

White Plains, NY 10604

(12) Brandywine Global Investment Management, LLC

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

With respect to the Registrant’s Custodian:

(13) State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(14) PFPC Inc.

4400 Computer Drive

Westborough, MA 01581

With respect to the Registrant’s Distributor:

(15) Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS EQUITY TRUST, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 19th day of February, 2008.

LEGG MASON PARTNERS EQUITY TRUST, on behalf of Legg Mason Partners International All Cap Opportunity Fund.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on February 19, 2008.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee
R. Jay Gerken

/s/ Kaprel Ozsolak	Treasurer and Chief Financial Officer
Kaprel Ozsolak

/s/ Paul R. Ades*	Trustee
Paul R. Ades

/s/ Andrew L. Breech*	Trustee
Andrew L. Breech

/s/ Dwight B. Crane*	Trustee
Dwight B. Crane

/s/ Robert M. Frayn, Jr.*	Trustee
Robert M. Frayn, Jr.

/s/ Frank G. Hubbard*	Trustee
Frank G. Hubbard

/s/ Howard J. Johnson*	Trustee
Howard J. Johnson

/s/ David E. Maryatt*	Trustee
David E. Maryatt

/s/ Jerome H. Miller*	Trustee
Jerome H. Miller

/s/ Ken Miller*	Trustee
Ken Miller

/s/ John J. Murphy*	Trustee
John J. Murphy

/s/ Thomas F. Schlafly*	Trustee
Thomas F. Schlafly

/s/ Jerry A. Viscione*	Trustee
Jerry A. Viscione

*By:	/s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney dated February 7, 2008.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
(j)(1)	Consent of KPMG LLP